SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 31, 2003

SEITEL, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)
0-14488		76-0025431
(Commission File Number)		(IRS Employer Identification No.)

10811 S. Westview Circle
Building C, Ste. 100.
Houston, Texas		77043
(Address of Principal Executive Offices)		(Zip Code)

(713) 881-8900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.	Other Events.

                         Seitel, Inc. issued the press release attached hereto as Exhibit 99.1 on March 31, 2003.
Item 7.	Financial Statements and Exhibits

                                 (c)      Exhibits.

99.1	Press release of Seitel, Inc., dated March 31, 2003.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Date:	March 31, 2003	SEITEL, INC.

		By:	/s/ Larry E. Lenig, Jr.

		Name:	Larry E. Lenig, Jr.
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit		Page

99.1	Press release of Seitel, Inc., dated March 31, 2003	4